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                                                                   EXHIBIT 10(b)

                               FIRST AMENDMENT TO
                               FINANCING AGREEMENT

     AMENDMENT, dated as of October 7, 2003 (this "Amendment"), by and among Value City Department Stores, Inc., an Ohio corporation ("Value City"), Shonac Corporation, an Ohio corporation ("Shonac"), DSW Shoe Warehouse, Inc., a Missouri corporation ("DSW"), Gramex Retail Stores, Inc., a Delaware corporation ("Gramex"), Filene's Basement, Inc., a Delaware corporation ("Filene's"), GB Retailers, Inc., a Delaware corporation ("GB"), Value City Limited Partnership, an Ohio limited partnership ("VCLP"), Value City of Michigan, Inc., a Michigan corporation ("VC Michigan", and together with Value City, Shonac, DSW, Gramex, Filene's, GB and VCLP, each a "Borrower" and collectively, the "Borrowers"), J.S. Overland Delivery, Inc. ("Overland"), Value City Department Stores Services, Inc. ("Services"), Westerville Road GP, Inc. ("Westerville GP") and Westerville Road LP, Inc. ("Westerville LP", and together with Overland, Services and Westerville, GP, each an "Initial Guarantor" and collectively, the "Initial Guarantors"), Retail Ventures, Inc., an Ohio corporation (the "Parent"), Retail Ventures Jewelry, Inc., an Ohio corporation ("RV Jewelry"), Retail Ventures Services, Inc., an Ohio corporation ("RV Services"), and Retail Ventures Imports, Inc. (formerly known as VC Acquisition, Inc.), an Ohio corporation ("Imports", and together with the Parent, RV Jewelry and RV Services, each an "Additional Guarantor" and collectively, the "Additional Guarantors", and together with the Initial Guarantors, each a "Guarantor" and collectively, the "Guarantors"), the lenders currently party to the Financing Agreement (as defined below) (the "Lenders"), and Cerberus Partners, L.P., a limited partnership formed under the laws of the State of Delaware ("CP"), as agent for the Lenders (in such capacity, together with its successors and assigns, the "Agent").

                                    RECITALS

     WHEREAS, the Borrowers, the Initial Guarantors, VCM, Ltd., the Lenders and the Agent are parties to that certain Financing Agreement dated as of June 11, 2002 (as amended, supplemented, restated or otherwise modified through the date hereof, the "Financing Agreement");

     WHEREAS, the Borrowers and the Initial Guarantors have advised the Agent that the shareholders and directors of Value City have approved a corporate reorganization of the Loan Parties as described on Schedule 1.01(b) hereto (the "Reorganization") and have requested that the Agent and the Lenders (i) consent to the Reorganization, (ii) waive any Default or Event of Default that would otherwise occur under the Financing Agreement as a result of the consummation of the transactions contemplated by the Reorganization, and (iii) make certain related amendments to the Financing Agreement;

     NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Financing Agreement.

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         2. Preamble and Recitals.

              (a) The preamble to the Financing Agreement is hereby amended and restated in its entirety as follows:

         FINANCING AGREEMENT, dated as of June 11, 2002, by and among Value City Department Stores, Inc., an Ohio corporation ("Value City"), Shonac Corporation, an Ohio corporation ("Shonac"), DSW Shoe Warehouse, Inc., a Missouri corporation ("DSW"), Gramex Retail Stores, Inc., a Delaware corporation ("Gramex"), Filene's Basement, Inc., a Delaware corporation ("Filene's"), GB Retailers, Inc. a Delaware corporation ("GB"), Value City Limited Partnership, an Ohio limited partnership ("VCLP"), Value City of Michigan, Inc., a Michigan corporation ("VC Michigan", and together with Value City, Shonac, DSW, Gramex, Filene's, GB and VCLP, each a "Borrower" and collectively, the "Borrowers"), certain affiliates of the Borrowers party hereto as guarantors (each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party hereto (each a "Lender" and collectively, the "Lenders") and Cerberus Partners, L.P., a limited partnership formed under the laws of the State of Delaware ("CP"), as agent for the Lenders (in such capacity together with its successors and assigns, the "Agent").

              (b) The recitals to the Financing Agreement are hereby amended by deleting the words "the Parent" contained therein and substituting the words "Value City" therefor.

         3. Definitions.

              (a) The following new definitions are hereby added to Section 1.01 of the Financing Agreement (in appropriate alphabetical order) to read in their entirety as follows:

         "Family Trust": One or more trusts established for the benefit of any of Jay L. Schottenstein, Susan S. Diamond, Ann S. Deshe, Lori Schottenstein, Geraldine Schottenstein, any of their respective spouses, children or lineal descendants, or any Person controlled by any such trust or trusts.

         "First Amendment" means the First Amendment to Financing Agreement, dated as of October 7, 2003, made by the Borrowers, the Guarantors, the Lenders and the Agent.

         "Reorganization" means the corporate reorganization of the Loan Parties, as described on Schedule 1.01(b) hereto.

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         "Reorganization Effective Date" means the date on which the transactions contemplated by the Reorganization are consummated.

         "Value City" has the meaning specified therefor in the preamble.

              (b) The definition of the term "Board of Directors" contained in
Section 1.01 of the Financing Agreement is amended and restated in its entirety to read as follows:

         "Board of Directors" means the board of directors of Value City as of the Effective Date, and the board of directors of the Parent as of the Reorganization Effective Date.

              (c) The definition of the term "Business Plan" contained in
Section 1.01 of the Financing Agreement is hereby amended by deleting the words "the Parent" contained therein and substituting the words "Value City" therefor.

              (d) The definition of the term "Change of Control" contained in
Section 1.01 of the Financing Agreement is hereby amended:

                  (i) By adding the words "(other than (A) a Person controlled by SSC or (B) one or more Family Trusts)" after the words "person or group" in clause (i) of such definition.

                  (ii) by amending and restating clause (ii) thereof to read in its entirety as follows:

         (ii) Other than as a result of the exercise by CP of board representation rights under the Convertible Loan Agreement, more than thirty percent (30%) of the Persons who were directors of the Parent on the first day of any period consisting of twelve (12) consecutive calendar months (the first of which twelve (12) month periods commencing with the first day of August, 2003), cease to be directors of the Parent for any reason other than death, disability, or replacement (in the ordinary course of business and not as a result of any change in the equity ownership of the Parent) by other Persons nominated by the nominating committee of the board of directors of the Parent;

                  (iii) by amending and restating clause (iv) thereof to read in its entirety as follows:

         (iv) the failure of SSC or one or more Family Trusts to possess, directly or indirectly, the power to cause the direction of the management and policies of the Parent.

              (e) The definition of the term "Common Stock" contained in Section
1.01 of the Financing Agreement is amended and restated in its entirety to read as follows:

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         "Common Stock" means (i) prior to the Reorganization Effective Date, the common stock, no par value, of Value City and (ii) on and after the Reorganization Effective Date, the common stock, no par value, of the Parent.

              (f) The definition of the term "Convertible Loan Agreement" contained in Section 1.01 of the Financing Agreement is hereby, amended by adding the words "as amended from time to time" immediately following the words "June 11, 2002."

              (g) The definition of the term "Indebtedness" contained in Section
1.01 of the Financing Agreement is hereby amended by deleting the words "the Borrowers" immediately prior to the words "as liabilities" and substituting the words "the Parent" therefor.

              (h) The definition of the term "Financial Statements" contained in
Section 1.01 of the Financing Agreement is hereby amended by deleting the words "the Parent" contained therein and substituting the words "Value City" therefor.

              (i) The definition of the term "Guarantors" contained in Section
1.01 of the Financing Agreement is hereby amended and restated to read in its entirety as follows:

         "Guarantors" means the Parent and each Subsidiary of the Parent (other than the Borrowers), now existing or hereafter created or acquired, other than the Unrestricted Subsidiaries.

              (j) The definition of the term "Intercreditor Agreement" contained in Section 1.01 of the Financing Agreement is hereby amended by adding the words "as amended or otherwise modified from time to time in accordance with its terms," immediately prior to the words "by and among the Agent" and deleting the words "the Borrowers and the Guarantors" contained therein and substituting the words "the Loan Parties."

              (k) The definition of the term "Material Accounting Change" contained in Section 1.01 of the Financing Agreement is hereby amended by deleting each occurrence of the word "Borrowers'" contained therein and substituting the word "Parent's" therefor and by deleting the word "Borrowers" contained therein and substituting the words "Parent and its Subsidiaries" therefor.

              (l) The definitions of the terms "National Credit Facility" and "NCB Hedging Agreement" contained in Section 1.01 of the Financing Agreement are hereby amended by deleting each occurrence of the words "the Parent" contained therein and substituting the words "Value City" therefor.

              (m) The definition of the term "Parent" contained in Section 1.01 of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

              "Parent" means Retail Ventures, Inc., an Ohio corporation.

              (n) The definition of the term "Permitted Acquisition" contained in Section 1.01 of the Financing Agreement is hereby amended:

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                  (i) by deleting the words "the Borrowers" contained in clause
(i) thereof and substituting the words "the Parent and its Subsidiaries" therefor;

                  (ii) by adding the words "the Parent and/or" immediately before the words "the Borrowers" in clause (ii)(c) thereof;

                  (iii) by adding the words "the Parent or" immediately before the words "a Borrower" in clause (ii)(d) thereof;

                  (iv) by deleting the words "the Borrower" contained in clause
(ii)(g) thereof and substituting the words "the Parent or a Borrower" therefor; and

                  (v) by deleting the number "$15,000,000" contained in clause
(ii)(h) thereof and substituting the number "$20,000,000" therefor.

              (o) The definition of the term "Permitted Disposition" contained in Section 1.01 of the Financing Agreement is hereby amended by deleting each occurrence of the words "a Borrower" contained in clause (v) thereof and substituting the words "the Parent" therefor.

              (p) The definition of the term "Permitted Indebtedness" contained in Section 1.01 of the Financing Agreement is hereby amended:

                  (i) by adding the words "for all Loan Parties and, with respect to the Parent only, shall not exceed $5,000,000 in the aggregate outstanding at any time" at the end of the proviso contained in clause (iii) thereof;

                  (ii) by adding the words "for all Loan Parties and, with respect to the Parent only, shall not exceed $5,000,000 in the aggregate principal amount outstanding at any time" at the end of the proviso contained in clause (iv) thereof;

                  (iii) by amending and restating clause (viii) thereof to read in its entirety as follows:

         (viii) intercompany Indebtedness between and among the Loan Parties (other than the Parent) pursuant to loans and advances permitted in accordance with Subsection 6.02(e)(F), below, and intercompany Indebtedness due to the Parent by any other Loan Party to the extent permitted hereunder;

                  (iv) by adding a new clause (xiii) thereto to read in its entirety as follows:

         ; and (xiii) Indebtedness owed by the Parent to any of the other Loan Parties in an amount not to exceed $5,000,000 (less amounts paid under Section 6.02(g) hereof) in the aggregate at any time outstanding;

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              (q) The definition of the term "Permitted Investments" contained in Section 1.01 of the Financing Agreement is hereby amended as follows:

                  (i) by adding the words "the Parent or" before each occurrence of the words "a Borrower" contained in clause (xiii) thereof; and

                  (ii) by adding the following to the end thereof:

         provided, that except for Excluded Property and loans to officers and directors all such Permitted Investments are subject to a perfected first priority Lien in favor of the Agent (subject to the terms of the Intercreditor Agreement).

              (r) The definition of "Permitted Liens" contained in Section 1.01 of the Financing Agreement is hereby amended by deleting the words "the Borrowers" contained in clause (i) thereof, and substituting the words "the Loan Parties" therefor.

              (s) The definition of the term "Registration Rights Agreement" contained in Section 1.01 of the Financing Agreement is hereby amended by deleting the words "the Parent" contained therein and substituting the words "Value City, and binding on the Parent as of the Reorganization Effective Date" therefor.

              (t) The definition of the term "Revolving Credit Facility" contained in Section 1.01 of the Financing Agreement is hereby amended by deleting the words "Parent and certain of its Subsidiaries, as borrowers and as guarantors" contained therein and substituting the words "Loan Parties," therefor.

              (u) The definition of the term "SSC Assignment" contained in
Section 1.01 of the Financing Agreement is hereby amended by deleting the words "the Parent's" contained therein and substituting the words "Value City's" therefor.

              (v) The definition of the term "SSC Credit Facility" contained in
Section 1.01 of the Financing Agreement is hereby amended by deleting the words "the Parent" contained therein and substituting the words "Value City" therefor.

         4. Prepayment of Loans. Section 2.05(g) of the Financing Agreement is hereby amended by adding the words "neither Value City nor" immediately prior to the words "the Parent" contained therein, and by deleting the word "no" contained therein and substituting the word "any" therefor.

         5. Fees. Section 3.01 of the Financing Agreement is hereby amended by deleting the phrase "Borrower agrees" in the second sentence thereof, and substituting the phrase "Borrowers agree" therefor.

         6. Conditions Precedent. Section 4.01 of the Financing Agreement is hereby amended by deleting each occurrence of the words "the Parent" contained therein and substituting the words "Value City" therefor.

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         7. Representations and Warranties.

              (a) Section 5.01(c) of the Financing Agreement is hereby amended by adding the words "or in connection with the Reorganization" to the end thereof.

              (b) Section 5.01(e) of the Financing Agreement is hereby amended by deleting each occurrence of the words "Effective Date" contained therein and substituting the words "Reorganization Effective Date" therefor.

              (c) Section 5.01(f) of the Financing Agreement is hereby amended by adding a new clause (i)(C) thereto to read in its entirety as follows:

         or (C) relates to the Reorganization or any transaction contemplated thereby.

              (d) Section 5.01(h) of the Financing Agreement is hereby amended by adding the words ", or as a result of the consummation of the transactions contemplated by the Reorganization, will be" immediately prior to the words "in violation" contained therein.

              (e) Section 5.01(i) of the Financing Agreement is hereby amended by adding the words ", or, as a result of the consummation of the transactions contemplated by the Reorganization, will have" immediately following the word "years" contained therein.

              (f) Section 5.01(j) of the Financing Agreement is hereby amended by adding a new sub-clause (iii) thereto, to read in its entirety as follows:

         (iii) No material Federal, state or local tax liability will be imposed upon any Loan Party as a result of the transactions contemplated by the Reorganization.

              (g) Section 5.01(n) of the Financing Agreement is hereby amended by adding the words ", or as a result of the Reorganization, will occur" after the words "has occurred" contained in the second sentence thereof.

              (h) Section 5.01(o) of the Financing Agreement is hereby amended:

                  (i) by adding the words "and following the Reorganization, will have" after the words "Each Loan Party has" contained in clause (i) thereof;

                  (ii) by adding the words "and following the Reorganization, will be" after the words "Each such Lease is" contained in the fourth sentence of clause (ii) thereof;

                  (iii) by deleting the word "such" contained in the fifth sentence of clause (ii) thereof and substituting the word "material" therefor, and by adding the words ", or to consummate the transactions contemplated by the Reorganization" at the end of the fifth sentence of clause (ii) thereof;

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                  (iv) by adding the words "or will be, as a result of the
transactions contemplated by the Reorganization," prior to the words "in material default" contained in the final sentence of clause (ii) thereof;

                  (v) by adding the word "Reorganization" prior to the words "Effective Date" contained in the final sentence of clause (ii) thereof; and

                  (vi) by adding the words "or will occur as a result of the Reorganization" after the words "has occurred" contained in the final sentence of clause (ii) thereof.

              (i) Section 5.01(q) of the Financing Agreement is hereby amended:

                  (i) by adding the words "or will be, as a result of the consummation of the Reorganization," after each occurrence of the word "is" contained in the third and fourth sentences thereof; and

                  (ii) by adding the following after the fifth sentence thereof:

         Without limiting the foregoing, no default or violation shall arise under any Lease solely as a result of the assignment and transfer of such Lease in connection with the Reorganization.

              (j) Section 5.01(u) of the Financing Agreement is hereby amended by adding the words "and the Reorganization" after the words "this Agreement" and the words "to each Loan" contained therein.

              (k) Section 5.01(w) of the Financing Agreement is hereby amended by adding the words "both before and after giving effect to the Reorganization" after the words "each Loan Party" contained in the first, third and fourth sentences thereof.

              (l) Section 5.01(x) of the Financing Agreement is hereby amended:

                  (i) by adding the words "both before and after giving effect to the Reorganization" after the word "license" contained in the second sentence thereof; and

                  (ii) by adding the following sentence after the second sentence thereof:

         Without limiting the foregoing, no default or violation shall arise under any such license or agreement solely as a result of the assignment and transfer of such license or agreement in connection with the Reorganization.

              (m) Sections 5.01(cc) is hereby amended by deleting each occurrence of the words "Effective Date" contained therein and substituting the words "Reorganization Effective Date" therefor.

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              (n) Section 5.01(dd) of the Financing Agreement is hereby amended by deleting the words "the Parent" contained therein, and substituting the words "Value City" therefor.

              (o) Section 5.01(ee) of the Financing Agreement is hereby amended by deleting each occurrence of the word "Parent" contained therein, and substituting the words "Administrative Borrower" therefor.

              (p) Section 5.01(ff) of the Financing Agreement is hereby amended by adding the words "and the UCC financing statements and financing statement amendments contemplated by the First Amendment" after the words "Section 4.01(d)" contained in the second sentence thereof.

              (q) Section 5.01(hh) of the Financing Agreement is hereby amended:

                  (i) by adding the words "or will occur as a result of the Reorganization" after the words "has occurred" contained in the final sentence thereof; and

                  (ii) by adding the words "or will exist as a result of the Reorganization" after the word "exists" contained in the final sentence thereof.

              (r) Sections 5.01(ll), and 5.01(nn) of the Financing Agreement are hereby amended by deleting each occurrence of the word "Parent" contained therein, and substituting the word "Value City" therefor.

              (s) Section 5.01 (mm) of the Financing Agreement is hereby amended by adding the words "Value City or" prior to the words "the Parent's" contained therein and prior to the words "the Parent" contained therein.

         8. Covenants.

              (a) Section 6.01(j) of the Financing Agreement is hereby amended by deleting the word "Borrower" and substituting the word "Borrowers" therefor.

              (b) Sections 6.01(k), (l) and (m) of the Financing Agreement are hereby amended by deleting each occurrence of the words "the Parent" and substituting the words "Value City" therefor.

              (c) Section 6.02(a)(ii) of the Financing Agreement is hereby amended by deleting the word "or" contained therein and substituting the word "on" therefor.

              (d) Section 6.02(c) of the Financing Agreement is hereby amended:

                  (i) by adding the following to the end of clause (A) thereof:

         Notwithstanding the foregoing, the Parent may not merge or consolidate or be merged or consolidated with or into any other

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         Person without the prior written consent of the Agent.

                  (ii) by adding a new clause (E) at the end thereof to read in its entirety as follows:

         (E) the transactions contemplated by the Reorganization.

              (e) Section 6.02(e) of the Financing Agreement is hereby amended:

                  (i) by adding the words ", the Reorganization," after the words "a Permitted Acquisition" in clause (vi) thereof; and

                  (ii) by amending and restating clause (F) thereof to read in its entirety as follows:

         (F) Intercompany loans and advances (1) existing on the date hereof and described on Schedule 6.02(e)(vi)(F) hereof, (2) hereafter made amongst any Loan Parties pursuant to the terms of the Revolving Credit Facility, (3) hereafter made to the Parent by any other Loan Party to the extent any of the same constitutes Permitted Indebtedness under clause (viii) of the definition of Permitted Indebtedness, and (4) to any Loan Party by the Parent.

              (f) Section 6.02(g) of the Financing Agreement is hereby amended by adding the following sentence to the end thereof:

         Notwithstanding anything to the contrary contained herein, dividends (other than dividends payable solely in capital stock of another Loan Party and dividends contemplated by the Reorganization) shall be payable to the Parent by any other Loan Party only to the extent not otherwise in violation of the Loan Documents and in any event in an amount not to exceed $5,000,000 (less loans and advances to the Parent made under clause (viii) of the definition of Permitted Indebtedness) in the aggregate after the date hereof.

              (g) Section 6.02(i) of the Financing Agreement is hereby amended by deleting the words "the Parent" contained therein and substituting the words "Value City" therefor.

              (h) Section 6.02(k) is hereby amended to recite in its entirety as follows:

         Limitation on Issuance of Capital Stock. Issue or sell or enter into any agreement or arrangement for the issuance and sale of, or permit any of its Subsidiaries to issue or sell or enter into any agreement or arrangement for the issuance and sale of, any shares of its Capital Stock, any securities convertible into or exchangeable for its Capital Stock or any warrants, provided, that Parent may issue (i) the Warrant Stock; (ii) the shares issuable upon conversion of the Convertible Loan Agreement; (iii) up to 5,000,000 shares of Common Stock (and following the fifth anniversary of the Effective Date, up to an additional 5,000,000 shares of Common Stock) that are issued to Persons other than Affiliates of the Parent, including (A) shares of Common Stock or options exercisable

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     therefor, issued or to be issued under the Parent's 2000 Stock Option Plan as in effect on the Effective Date or under any other employee stock option or purchase plan or plans, or pursuant to compensatory or incentive agreements, for officers, employees or consultants of the Parent or any of its Subsidiaries, in each case adopted or assumed after such date by the Parent's Board of Directors; provided in each case that the exercise or purchase price for any such share shall not be less than 95% of the fair market value (determined in good faith by the Parent's Board of Directors) of the Common Stock on the date of the grant, and such additional number of shares as may become issuable pursuant to the terms of any such plans by reason of adjustments required pursuant to antidilution provisions applicable to such securities in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock, (B) shares of restricted stock issued by the Parent to executive officers of the Parent, and (C) shares of Common Stock issued by the Parent as charitable gifts; and (iv) up to an additional 2,153,000 shares of Common Stock issued pursuant to options that are granted to executive officers of the Parent or its Subsidiaries under the Parent's 2000 Stock Option Plan as in effect on the date hereof at an exercise price of no less than $4.50 per share and such additional number of shares as may become issuable pursuant to the terms of any such options under the terms of such plan by reason of adjustments required pursuant to antidilution provisions applicable to such securities in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock; and provided, that all options that are issued and expire unexercised because the vesting requirements thereof are not satisfied shall not be included in the issued shares pursuant to this (iv).

              (i) Section 6.02(l) of the Financing Agreement is hereby amended by deleting each occurrence of the words "Fiscal Year of the Borrowers" and substituting the words "Fiscal Year of the Parent" therefor.

              (j) Section 6.02 of the Financing Agreement is hereby amended by adding a new clause (u) thereto to read in its entirety as follows:

              (u) Parent's Line of Business. The Parent shall not engage in any business, and shall not own any property or assets, other than acquiring and owning (a) the capital stock of any other Loan Party or the Unrestricted Subsidiaries, and (b) any investments permitted to be made by the Parent hereunder, and (c) otherwise incidental to the operation of the business of a holding company. In addition, notwithstanding anything to the contrary contained herein, L/C's and Bankers Acceptances (each as defined in the Revolving Credit Facility) issued for the account of the Parent shall be limited to those L/Cs required to support the workman's compensation obligations of the Parent and its Subsidiaries and for no other purpose.

         9. Reporting Requirements.

              (a) Section 7.07(a) of the Financing Agreement is hereby amended by deleting the words "Loan Parties'" and substituting the word "Parent's" therefor.

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              (b) Section 7.07(b) of the Financing Agreement is hereby amended by deleting the words "each of the Loan Parties'" and substituting the words "the Parent's" therefor.

              (c) Section 7.10(d) of the Financing Agreement is hereby amended by replacing the words "Administrative Borrower's" with the word "Parent's".

         10. Use of Collateral.

              (a) Section 8.01(a)(v) of the Financing Agreement is hereby amended and restated to read in its entirety as follows:

         (v) sales other than sales in connection with Permitted Dispositions.

              (b) Sections 8.06 and 8.07 of the Financing Agreement are hereby amended by deleting each occurrence of the words "Borrower", "Borrower's" and "Borrowers" contained therein and substituting the words "Loan Party" and "Loan Party's" and "Loan Parties", respectively, therefor.

         11. Events of Default. Section 9.01(c) of the Financing Agreement is hereby amended by adding "Section 6.02(u): Parent's Line of Business" to the end thereof.

         12. Miscellaneous. Section 12.02 of the Financing Agreement is hereby amended by deleting the words "Subject to Section 6.02(l)" contained therein.

         13. Amendments to Schedules to Financing Agreement.

              (a) A new Schedule 1.01(b) (Reorganization) is hereby added to the Financing Agreement to read in its entirety in the form of Schedule 1.01(b) attached hereto and incorporated by reference herein.

              (b) Schedule 5.01(e)(i) (Capitalization) is hereby amended and restated in its entirety in the form of Schedule 5.01(e) attached hereto and incorporated by reference herein.

              (c) Schedule 5.01(e)(ii) (Subsidiaries) is hereby amended and restated in its entirety in the form of Schedule 5.01(e)(ii) attached hereto and incorporated by reference herein.

              (d) Schedule 5.01(cc) (Location of Inventory; Place of Business; Chief Executive Office; State of Incorporation; FEIN; Organizational ID Number) is hereby supplemented by Schedule 5.01(cc) attached hereto and incorporated by reference herein.

              (e) Schedule 5.01(dd) (Tradenames) is hereby supplemented by
Schedule 5.01(dd) attached hereto and incorporated by reference herein.

              (f) Schedule 5.01(kk) (Unrestricted Subsidiaries) is hereby amended and restated in its entirety in the form of Schedule 5.01(kk) attached hereto and incorporated by reference herein.

         14. Conditions to Effectiveness. This Amendment shall become effective upon satisfaction in full of the following conditions precedent:

              (a) Both before and immediately after giving effect to this Amendment,

                  (i) the representations and warranties contained in this Amendment, Article V of the Financing Agreement and the other Loan Documents shall be correct on and as of the date of this Amendment as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); and

                  (ii) no Default or Event of Default shall have occurred and be continuing on the date of this Amendment or result from this Amendment becoming effective in accordance with its terms.

              (b) The Agent shall have received, on or before the Reorganization Effective Date, each of the following documents, in form and substance satisfactory to the Agent and dated the Reorganization Effective Date (unless otherwise specified), and all conditions precedent to the effectiveness of such documents (where applicable) shall have been satisfied:

                  (i) this Amendment, duly executed by the Loan Parties, the Lenders and the Agent;

                  (ii) First Amendment to the Security Agreement, duly executed by each of the Loan Parties and the Agent;

                  (iii) First Amendment to the Pledge Agreement, duly executed by each of the Loan Parties and the Agent, together with the original stock certificates or other certificated securities or instruments representing all of the Capital Stock of such Loan Parties' subsidiaries, accompanied by undated stock powers executed in blank and other proper instruments of transfer, in each case, to the extent not previously delivered to the Agent;

                  (iv) First Amendment to the Intercreditor Agreement, duly executed by the Agent, the Revolving Credit Agent and the Convertible Agent and acknowledged by the Loan Parties;

                  (v) Guaranty, duly executed by the Parent, RV Jewelry, RV Services and Imports;

                  (vi) Acknowledgment, duly executed by the Parent and Value City with respect to their obligations under the Warrants and the Registration Rights Agreement;

                  (vii) such Collection Account Agreements, Credit Card Agreements and DDA Notifications as the Agent may reasonably require;

                  (viii) such UCC financing statements and UCC financing statement amendments as the Agent may reasonably require;

                  (ix) an opinion of Porter, Wright, Morris & Arthur LLP, counsel to the Loan Parties, with respect to the Reorganization, the Loan Documents and the transactions contemplated hereby and thereby;

                  (x) a certificate of the appropriate official(s) of the state of organization of each Additional Guarantor certifying as to the subsistence in good standing of such Additional Guarantor in such state;

                  (xi) a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Additional Guarantor certified as of a recent date not more than thirty (30) days prior to the Reorganization Effective Date (except as otherwise agreed by the Agent) by an appropriate official of the state of organization of such Additional Guarantor, which shall set forth the same complete name of such Additional Guarantor as is set forth herein;

                  (xii) a copy of the bylaws of each Additional Guarantor, together with all amendments thereto, certified as of the Reorganization Effective Date by an Authorized Officer of such Additional Guarantor;

                  (xiii) a copy of the resolutions of each Loan Party, certified as of the date hereof by an Authorized Officer thereof, authorizing (A) the transactions contemplated hereby, and (B) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party, included as amended hereby or by the documents contemplated hereby, and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith, and (C) the Reorganization, and each of the documents contemplated thereby;

                  (xiv) a certificate of an Authorized Officer of each Additional Guarantor, certifying the names and true signatures of the representatives of such Additional Guarantor authorized to sign each Loan Document to which such Additional Guarantor is or will be a party and the other documents to be executed and delivered by such Additional Guarantor in connection herewith and therewith, together with evidence of the incumbency of such authorized officers; and

                  (xv) copies of the Revolving Credit Facility Documents and Convertible Loan Documents, in each case, as amended on the Reorganization Effective Date and copies of each of the documents executed in connection with the Reorganization, in each case, duly executed by the parties thereto and certified as true and correct copies thereof by an Authorized Officer of the Administrative Borrower, which documents shall be in form and substance satisfactory to the Agent;

              (c) All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with the Reorganization, the amendment of the Loan Documents, or the conduct of the Loan Parties' business shall have been obtained and shall be in full force and effect.

              (d) The Agent shall have completed its business and legal due diligence with respect to the Reorganization and the results thereof shall be acceptable to the Agent, in its sole and absolute discretion.

              (e) All conditions precedent to the Reorganization and the amendment of the Revolving Credit Facility and the Convertible Loan Agreement shall have been met to the satisfaction of the Agent.

              (f) The Agent shall have received such other agreements, instruments, opinions and other documents as the Agent may reasonably request in respect of the transactions contemplated hereby.

              (g) All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be satisfactory to the Agent and its counsel, and the Agent and its counsel shall have received all such information and such counterpart originals or certified copies of documents as the Agent or its counsel may reasonably request.

              (h) All fees, expenses and taxes accrued and unpaid or otherwise due and payable by the Borrowers or a Loan Party pursuant to either the Financing Agreement or this Amendment (including, without limitation, the fees and other client charges of Schulte Roth & Zabel LLP in connection with this Amendment and the related agreements, instruments and other documents) shall have been paid in full.

         15. Loan Parties' Representations and Warranties. Each Loan Party represents and warrants to the Agent and the Lenders as follows:

              (a) Such Loan Party

                  (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and

                  (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment and to perform the Financing Agreement, as amended hereby.

              (b) The execution, delivery and performance by such Borrower of this Amendment and the performance by such Loan Party of the Financing Agreement, as amended hereby

                  (i) have been duly authorized by all necessary action,

                  (ii) do not and will not violate or create a default under such Loan Party's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting such Loan Party or any of such Loan Party's properties, except where such violation or default is not reasonably likely to have a Material Adverse Effect, and

                  (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to such Loan Party's property.

              (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by such Borrower of this Amendment or the performance by such Loan Party of the Financing Agreement, as amended hereby.

              (d) This Amendment and the Financing Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Borrower or Loan Party, as the case may be, enforceable against such Borrower or Loan Party, in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

              (e) Both before and immediately after giving effect to this Amendment,

                  (i) the representations and warranties contained in Article V of the Financing Agreement are correct on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and

                  (ii) no Default or Event of Default has occurred and is continuing on and as of the date hereof.

         16. Continued Effectiveness of Financing Agreement. Each Loan Party hereby (a) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to "the Financing Agreement", the "Agreement", "hereto", "hereof", "hereunder", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, for the ratable benefit of the Lenders, or to grant to the Agent, for the ratable benefit of the Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Loan Parties, or any of their respective Subsidiaries from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects, and (c) confirms and agrees that no amendment of any terms or provisions of the Financing Agreement or the amendments granted hereunder shall relieve any Loan Party from complying with such terms and provisions other than as expressly amended hereby or from complying with any other term or provision thereof or herein.

         17. Reaffirmation by Guarantors. Each Guarantor hereby (a) consents to the transactions contemplated by the Amendment; (b) acknowledges and reaffirms its obligations owing to the Agent and the Lenders under any Loan Documents to which it is a party; and (c) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the Guarantors has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that neither the Agent nor any Lender has any obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty.

         18. Consent to Reorganization. Upon satisfaction of all of the conditions precedent to the effectiveness of this Amendment, in each case, in form and substance satisfactory to the Agent, consent to the Reorganization shall be deemed to have been given by the Lenders.

         19. Miscellaneous.

              (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

              (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

              (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the parties to this Amendment hereby irrevocably waives all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Amendment.

              (d) This Amendment is a Loan Document executed pursuant to the Financing Agreement and shall be construed, administered and interpreted in accordance with the terms thereof.

         20. JURY TRIAL WAIVER. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY LEGAL PROCEEDING, DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY). EACH PARTY HERETO

(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment, to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   BORROWERS:

                                   VALUE CITY DEPARTMENT STORES, INC.,
                                   an Ohio corporation

                                   By: /s/ James A. McGrady
                                       _________________________________
                                       Name: James A. McGrady
                                       Title: Chief Financial Officer

                                   SHONAC CORPORATION,
                                   an Ohio corporation

                                   By: /s/ James A. McGrady
                                       _________________________________
                                       Name: James A. McGrady
                                       Title: Chief Financial Officer

                                   DSW SHOE WAREHOUSE, INC.,
                                   a Missouri corporation

                                   By: /s/ James A. McGrady
                                       _________________________________
                                       Name: James A. McGrady
                                       Title: Chief Financial Officer

                                   GRAMEX RETAIL STORES, INC.,
                                   a Delaware corporation

                                   By: /s/ James A. McGrady
                                       ________________________________
                                       Name: James A. McGrady
                                       Title: Chief Financial Officer

                                   FILENE'S BASEMENT, INC.,
                                   a Delaware corporation

                                   By: /s/ James A. McGrady
                                       _________________________________
                                       Name: James A. McGrady
                                       Title: Chief Financial Officer

                                   VALUE CITY LIMITED PARTNERSHIP,
                                   an Ohio limited partnership

                                   By: Westerville Road GP, Inc., its General
                                       Partner

                                       By: /s/ James A. McGrady
                                           _________________________________
                                           Name: James A. McGrady
                                           Title: Chief Financial Officer

                                   VALUE CITY OF MICHIGAN, INC.,
                                   a Michigan corporation

                                   By: /s/ James A. McGrady
                                       _________________________________
                                       Name: James A. McGrady
                                       Title: Chief Financial Officer

                                   GB RETAILERS, INC.,
                                   a Delaware corporation

                                   By: /s/ James A. McGrady
                                       _________________________________
                                       Name: James A. McGrady
                                       Title: Chief Financial Officer

                                   GUARANTORS:

                                   J.S. OVERLAND DELIVERY, INC.
                                   a Delaware corporation

                                   By: /s/ James A. McGrady
                                       _________________________________
                                       Name: James A. McGrady
                                       Title: Chief Financial Officer

                                   VALUE CITY DEPARTMENT STORES
                                   SERVICES, INC.
                                   a Delaware corporation

                                   By: /s/ James A. McGrady
                                       _________________________________
                                       Name: James A. McGrady
                                       Title: Chief Financial Officer

                                   WESTERVILLE ROAD GP, INC.
                                   a Delaware corporation

                                   By: /s/ James A. McGrady
                                       _________________________________
                                       Name: James A. McGrady
                                       Title: Chief Financial Officer

                                   WESTERVILLE ROAD LP, INC.
                                   a Delaware corporation

                                   By: /s/ James A. McGrady
                                       _________________________________
                                       Name: James A. McGrady
                                       Title: Chief Financial Officer

                                   RETAIL VENTURES, INC.
                                   an Ohio corporation

                                   By: /s/ James A. McGrady
                                       _________________________________
                                       Name: James A. McGrady
                                       Title: Chief Financial Officer

                                   RETAIL VENTURES JEWELRY, INC.
                                   an Ohio corporation

                                   By: /s/ James A. McGrady
                                       _________________________________
                                       Name: James A. McGrady
                                       Title: Chief Financial Officer

                                   RETAIL VENTURES SERVICES, INC.
                                   an Ohio corporation

                                   By: /s/ James A. McGrady
                                       _________________________________
                                       Name: James A. McGrady
                                       Title: Chief Financial Officer

                                   RETAIL VENTURES IMPORTS, INC.
                                   (formerly known as VC Acquisition, Inc.), an Ohio corporation

                                   By: /s/ James A. McGrady
                                       _________________________________
                                       Name: James A. McGrady
                                       Title: Chief Financial Officer

                                   AGENT AND LENDER:

                                   CERBERUS PARTNERS, L.P.,
                                   a Delaware limited partnership

                                   By:  CERBERUS ASSOCIATES, L.L.C.

                                   By: /s/ Mark A. Neporent
                                       ---------------------------------
                                       Name:  Mark A. Neporent
                                       Title: Vice President and
                                              Chief Operating Officer

                                   LENDER:

                                   SCHOTTENSTEIN STORES CORPORATION
                                   a Delaware limited partnership

                                   By: /s/ Thomas R. Ketteler
                                       ---------------------------------
                                       Name:  Thomas R. Ketteler
                                       Title: Chief Operating Officer and
                                              Chief Financial Officer